Business Combination (Notes)	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
Business Combinations
CEC’s Acquisition of OpCo
As described in Note 1, the Debtors emerged from bankruptcy and consummated their reorganization pursuant to the Plan on the Effective Date. As part of its emergence from bankruptcy, CEOC reorganized into OpCo and PropCo, and CEC acquired OpCo on the Effective Date for the total consideration summarized below. The acquisition was accounted for in accordance with ASC 805 with CEC considered the acquirer, which requires, among other things, that the assets acquired and liabilities assumed be recognized on the balance sheet at their fair values as of the acquisition date. The excess of the purchase price over the net fair value of the assets and liabilities was recorded as goodwill. Consideration transferred was composed of the following:

(In millions)
Cash	$700
CEC common stock (1)	1,774
Total cash and stock consideration	2,474
Settlement of pre-existing relationships	252
Total OpCo equity value	$2,726
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(1)	Approximately 139 million shares of CEC common stock issued at the Effective Date closing stock price of $12.80.
Purchase Price Allocation
The following table summarizes the assets acquired and liabilities assumed. The intangible assets subject to amortization are being amortized on a straight-line basis over their estimated useful lives as of the acquisition date.

(In millions)	Fair Value	Weighted-Average Useful Life (years)
Assets acquired:
Cash and cash equivalents	$1,239
Receivables, net	266
Other current assets	200
Property and equipment	8,943	35.0
Intangible assets other than goodwill
Trade names and trademarks (1)	664
Gaming rights (1)	207
Total Rewards (1)	253
Customer relationships	137	14.8
Other non-current assets	180
Total assets	12,089

Liabilities assumed:
Current liabilities	(765)
Long-term debt	(1,607)
Financing obligations	(8,310)
Deferred income taxes	(568)
Deferred credits and other liabilities	(361)
Total liabilities	(11,611)
Noncontrolling interest	41
Net identifiable assets acquired	519
Goodwill	2,207
Total OpCo equity value	$2,726
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(1)	Indefinite-lived intangible assets.
The fair values of the assets acquired and liabilities assumed were determined using the market, income, and cost approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market, inputs included an expected range of market values, expected cash flows, recent comparable transactions and discounted cash flows. The market approach, which indicates value for a subject asset based on available market pricing for comparable assets, was utilized to estimate the fair value of primarily property plant and equipment operating leases. The market approach included prices and other relevant information generated by market transactions involving comparable assets, as well as pricing guides and other sources. The Company considered the current market for the properties and the expected proceeds from the sale of the assets, among other factors. The income approach was used to value certain intangible assets, including gaming rights and player relationships. The income approach was used to determine the failed sale real estate assets fair value, based on the estimated present value of the future lease payments over the lease term, including renewal options, using an imputed discount rate of approximately 8.5%. Projected cash flows are discounted at a required market rate of return that reflects the relative risk of achieving the cash flows and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used, as appropriate, for certain assets for which the market and income approaches could not be applied due to the nature of the asset. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the asset, less an allowance for loss in value due to depreciation.
As part of the Plan, certain real estate assets were sold to PropCo and leased back to OpCo. The leases were evaluated as a sale-leaseback of real estate. Under the expected terms of the lease agreements, we are required to contribute to a furniture, fixtures and equipment (“FF&E”) reserve account that PropCo may use as collateral in a future PropCo financing. We determined that this contingent-collateral arrangement represents a prohibited form of continuing involvement. Among other things, we estimated that the length of the leases, including optional renewal periods, would represent substantially all (90% or more) of the remaining economic lives of the properties and facilities subject to the leases, and the terms of the renewal options give the Company the ability to renew the lease at a rate that has the potential of being less than a fair market value rate as determined at the time of renewal. These, among certain other conditions, represent a prohibited form of continuing involvement. Therefore, we determined that these transactions did not qualify for sale-leaseback accounting, and we accounted for the transaction as a financing. The real estate assets that were sold to VICI and leased back by OpCo were first adjusted to fair value upon CEOC’s emergence from bankruptcy and the failed sale-leaseback financing obligation was recognized at an amount equal to this fair value. Payments associated with the lease agreements will be $640 million in the initial lease year. The payment is applied to the liability using the effective interest method described further in Note 10.
Additionally, as part of the Plan, certain golf course properties (the “Golf Course Properties”) were sold to VICI. CEOC LLC entered into a golf course use agreement (the “Golf Course Use Agreement”) with VICI over a 35-year term, pursuant to which we incur (i) an annual membership fee of $10 million, subject to escalation, (ii) an annual use fee of $3 million, subject to escalation, and (iii) per-round fees. All of these payments are guaranteed by CEC. Our obligation to make $10 million in annual payments under the Golf Course Use Agreement exceeds the fair value of services being received. Management recorded the obligation equal to the fair value of the Golf Course Properties in Financing obligations and the obligation related to the additional excess annual payments in Deferred credits and other liabilities. The obligation will be amortized using the effective interest method over the term of the Golf Course Use Agreement described further in Note 11.
Goodwill of $2.2 billion was recognized as a result of the transaction and relates to (i) the values of acquired assets that do not meet the definition of an identifiable intangible asset under ASC 805, but that do contribute to the value of the acquired business, including the assembled workforce and relationships with customers that are not tracked through our customer loyalty program Total Rewards; (ii) the going-concern value associated with expectations of forging relationships with future customers; and (iii) the assemblage value associated with acquiring an on-going business whose value is worth more than simply the sum of its parts. Goodwill has been assigned to our three reportable segments. None of the goodwill recognized is expected to be deductible for income tax purposes.
The relief from royalty method, a form of the income approach, was used to estimate the fair value of trademarks as the present value of the after-tax royalty savings attributable to owning the trade names, trademarks, and Total Rewards trademark intangible assets.
To estimate the fair value of the gaming rights, certain properties’ rights were valued using a cost-based approach using the pricing in recent similar gaming rights’ auctions or sales as a basis of value. Other properties’ gaming rights were valued using the multi-period excess earnings method, a form of the income approach. Under this income-based approach, the fair value of the gaming rights was estimated as the present value of the after-tax cash flows attributable to the gaming right intangible asset only. The resulting after-tax income was adjusted by contributory asset charges to reflect the use of other assets to sustain the gaming right intangible asset. Charges for the use of contributory assets represent the required return on the other assets employed to generate future income.
The income approach comparing the prospective cash flows with and without the customer relationships in place was used to estimate the fair value of the customer relationships with the fair value assumed to be equal to the discounted cash flows of the business that would be lost if the customer relationships were not in place and needed to be replaced.
The Company recognized certain deferred tax assets and liabilities resulting from (i) net operating loss (“NOL”) carryforwards available to CEC and reorganization of CEOC under the Plan and (ii) difference between the fair value of the assets and liabilities and their respective tax bases. Due to CEC’s recent history of losses, CEC will continue to record a valuation allowance against the excess deferred tax assets that are not offset by deferred tax liabilities. Deferred tax liabilities of $568 million were recognized in the purchase price allocation of OpCo.
Included within liabilities are estimates related to obligations and future resolution of disputed claims pursuant to the Plan. These liabilities assumed were measured at their estimated fair value based on the bankruptcy proceedings and creditor’s proof of claim. Refer to Note 11 for additional information.
In connection with the reorganization of CEOC, the income approach was used to estimate the fair value of the noncontrolling interest of $13 million.
Receivables
Markers acquired as part of the acquisition of OpCo were accounted for at fair value on the Effective Date, with no acquired reserve, and will be accreted to interest income up to their expected realizable value over the life of their expected collectibility. The acquired markers are subject to adjustment if the actual cash collection differs from the expected collectibility. The fair value, which also represents the carrying amount of markers acquired as part of the acquisition of OpCo as of the Effective Date, was $139 million. As of December 31, 2017, the carrying amount of the markers acquired was $69 million.
Acquired Markers Accretable Yield

(In millions)	2017
Balance as of October 6	$8
Accretion	(2)
Balance as of December 31	$6
Unaudited Pro Forma Financial Information
The following unaudited pro forma financial information is presented to illustrate the estimated effects of the acquisition of OpCo as if it had occurred on January 1, 2016, and is not necessarily indicative of either future results of operations or results that might have been achieved had the acquisition been consummated as of this date. The pro forma adjustments, with related tax impacts, are comprised primarily of the following:

•
Depreciation and interest expense recognized related to the failed sale-leaseback financing obligations associated with the real estate assets and the financing obligation associated with the Golf Course Properties that were sold to VICI and leased back by CEOC LLC; and

•	Interest expense related to the issuance of the CEOC LLC Term Loan, the CEOC LLC Revolving Credit Facility, and the CEC Convertible Notes (see Note 12 for additional information).

	(Unaudited)
	Years Ended December 31,
(In millions, except per share data)	2017	2016
Net revenues	$8,349	$8,529
Net income/(loss)	6,401	(2,590)
Net income/(loss) attributable to Caesars	6,401	(2,570)
Basic earnings/(loss) per share	22.96	(9.21)
Diluted earnings/(loss) per share	14.88	(9.21)

The results of operations for OpCo have been included in the Company’s Financial Statements since the acquisition date. The acquired business contributed $1 billion and $52 million, respectively, of net revenues and income from operations to CEC for the period from October 6, 2017 to December 31, 2017.
Merger with CAC
As described in Note 1, pursuant to the Merger Agreement, CAC merged with and into CEC, with CEC as the surviving company and each share of CAC common stock issued and outstanding immediately prior to the Effective Date was converted into, and became exchangeable for, 1.625 shares of CEC common stock on the Effective Date, which resulted in the issuance of 226 million shares of CEC common stock to stockholders of CAC. Hamlet Holdings beneficially owned a majority of both CEC’s and CAC’s common stock immediately prior to the CAC Merger. Therefore, the CAC Merger was accounted for as a reorganization of entities under common control, which resulted in CAC being consolidated into the Company at book value as an equity transaction for all periods presented after elimination of all intercompany accounts and transactions. The consolidated financial statements are not necessarily indicative of the results of operations that would have occurred if the Company had consolidated CAC prior to the Effective Date. In addition, as a result of the CAC Merger, CGP is no longer a VIE and is a wholly owned subsidiary of CEC. The following table summarizes the assets acquired, liabilities assumed and CEC’s noncontrolling interest in CGP and excludes CGP’s results, which were consolidated with CEC as a VIE prior to the Effective Date.
Summary of Merger as of October 6, 2017

(In millions)	Total Value
Assets acquired	$152
Liabilities assumed	(96)
Acquisition of noncontrolling interest in CGP from CAC	1,751
Net book value	$1,807

The following table reconciles the previously-reported net revenues and net income of Caesars Entertainment to the amounts currently reported in the Statements of Operations after giving effect to the CAC Merger.
Reconciliation of Net Revenues and Net Income

	Years Ended December 31,
(In millions)	2016	2015
Net revenues
Caesars Entertainment previously reported	$3,877	$3,929
CAC previously reported	—	—
Elimination and consolidation adjustments	—	—
Adoption of new revenue recognition standard	—	28
As currently reported	$3,877	$3,957

Net income/(loss)
Caesars Entertainment previously reported	$(2,747)	$6,052
CAC previously reported	619	32
Elimination and consolidation adjustments	(949)	(76)
Adoption of new revenue recognition standard	(1)	3
As currently reported	$(3,078)	$6,011

Announced Acquisition of Centaur Holdings, LLC
On November 16, 2017, CEC announced it entered into a definitive agreement to acquire Centaur Holdings, LLC (“Centaur”) for $1.7 billion, including $1.6 billion in cash at closing and $75 million in deferred consideration. Centaur operates Hoosier Park Racing & Casino in Anderson, Indiana, and Indiana Grand Racing & Casino in Shelbyville, Indiana. The transaction is subject to receipt of regulatory approvals and other customary closing conditions and is expected to close in the first half of 2018.